UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (AMENDMENT NO. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

PROFESSIONAL VETERINARY PRODUCTS, LTD.

(Name of Registrant as Specified In Its Charter)

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PROFESSIONAL VETERINARY PRODUCTS, LTD.
10077 South 134th Street
Omaha, Nebraska 68138

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON
DECEMBER 10, 2004

To the Shareholders of Professional Veterinary Products, Ltd.:

     Notice hereby is given that the 2004 Annual Meeting of Shareholders (the “Annual Meeting”) of Professional Veterinary Products, Ltd. (the “Company”) will be held at the Company’s principal office, 10077 South 134th Street, Omaha, Nebraska 68138, on Friday, December 10, 2004, at 10:00 a.m., local time, for the following purposes:

1.	To consider and act upon a proposal to elect three (3) Class II Directors of the Company to serve until the 2007 Annual Meeting of Shareholders.

2.	To consider and act upon a proposal to amend and restate the Company’s Articles of Incorporation — Non-Director Provisions.

3.	To consider and act upon a proposal to amend and restate Article VII (Directors) of the Company’s Articles of Incorporation to elect up to two additional non-shareholder directors.

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors currently is not aware of any other business to come before the Annual Meeting, and the foregoing items of business are more fully described in the proxy statement accompanying this Notice.

     Only shareholders of record at the close of business on November 12, 2004 will be entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof. Shares of common stock may be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. The Company intends to mail the proxy statement and accompanying proxy card on or about November 23, 2004 to all shareholders entitled to notice of and to vote at the Annual Meeting.

     All shareholders are cordially invited to attend the Annual Meeting in person. We suggest that you carefully read the enclosed proxy statement. To assure the presence of a quorum, you are requested to promptly sign, date and return the enclosed form of proxy, which is solicited by the Board of Directors by fax or in the enclosed, self-addressed stamped envelope whether or not you plan to attend the Annual Meeting. The proxy will not be used if you attend and vote at the Annual Meeting in person.

By order of the Board of Directors,

Omaha, Nebraska	/s/ Buddy D. Ray
November 23, 2004	Corporate Secretary

YOUR PROXY VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THE ACCOMPANYING
PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

PROFESSIONAL VETERINARY PRODUCTS, LTD.
10077 South 134th Street
Omaha, Nebraska 68138

Proxy Statement
2004 Annual Meeting of Shareholders
December 10, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Professional Veterinary Products, Ltd. (the “Company”) for use at the 2004 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Company’s principal office, 10077 South 134th Street, Omaha, Nebraska 68138 on Friday, December 10, 2004, at 10:00 a.m., local time, and at any adjournments thereof. The Company intends to mail this proxy statement and accompanying proxy card on or about November 23, 2004 to all shareholders entitled to vote at the Annual Meeting.

Voting Rights and Outstanding Shares

     Holders of shares of the Company’s common stock (the “Common Stock”) of record at the close of business on November 12, 2004 (the “Record Date”) are entitled to vote at the Annual Meeting. As of that date, there were 1,943 shares of Common Stock outstanding. Each shareholder entitled to vote will have one vote for each share of Common Stock owned of record by such shareholder as of the close of business on the Record Date on any matter which may properly come before the meeting.

     The presence of a majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting.

     All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate votes cast for or against each proposal or withheld and abstentions. Abstentions on any of the proposals or votes withheld will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on the proposals presented to the shareholders.

Proxy Voting and Revocability of Proxies

     Shares cannot be voted at the Annual Meeting unless the holder of record is present in person or by proxy. The enclosed form of proxy is a means by which a shareholder may authorize the voting of his, her or its share at the Annual Meeting. The share of Common Stock represented by each properly executed proxy will be voted at the Annual Meeting in accordance with the shareholder’s directions. Shareholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card. If no choice has been specified and the enclosed proxy card is properly executed and returned, the shares will be voted FOR the persons nominated by the Board for election as directors, FOR the amendment and restatement of the Articles of Incorporation — Non-Director Provisions, and FOR the amendment and restatement of Article VII (Directors) of the Articles of Incorporation.

     THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY and delegates discretionary authority with respect to any additional matters which may properly come before the Annual Meeting. Although the Board is not currently aware of any additional matter, if other matters do properly come before the Annual Meeting, proxies will vote thereon in accordance with their best judgment.

     Execution of the accompanying proxy card will not affect a shareholder’s right to attend the Annual Meeting and vote in person. Any shareholder giving a proxy has the right to revoke it by voting at the meeting by giving either personal or written notice of such revocation to Dr. Lionel Reilly, President of Professional Veterinary Products, Ltd., at the Company’s offices at 10077 South 134th Street, Omaha, Nebraska 68138, or to the person designated as the Corporate Secretary at the commencement of the Annual Meeting.

Attendance and Voting at the Annual Meeting

     If you own a share of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a proxy card. We encourage you to vote your share in advance of the Annual Meeting date by returning the enclosed proxy card, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described above even if you have already voted.

Solicitation

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by directors, officers or other employees of the Company.

EACH SHAREHOLDER IS URGED TO COMPLETE, SIGN AND RETURN THE
ENCLOSED PROXY CARD EITHER BY FAX OR IN THE ENVELOPE PROVIDED, WHICH
REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF A SHAREHOLDER
DECIDES TO ATTEND THE MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE
PROXY AND VOTE THE SHARE IN PERSON.

     If you have any questions regarding the information in the proxy statement or regarding completion of the enclosed form of proxy, please call the Company at (402) 331-4440.

PROPOSALS TO BE VOTED UPON

PROPOSAL 1: Election of Directors

     The Company currently has a total of eight (8) directors who are elected from eight geographic districts and divided into three (3) classes, Class I, Class II and Class III. Class I consists of two (2) directors, one from District 3 and one from District 7. Class II consists of three (3) directors, one from each of the following Districts: 1, 2 and 6. Class III consists of three (3) directors, one from each of the following Districts: 4, 5 and 8. The Company’s Amended and Restated Articles of Incorporation (“Articles of Incorporation”) provide for each class of directors to be elected for three-year terms on a staggered basis. All directors are licensed veterinarians and are eligible to be elected for one additional three-year term beyond their initial three-year term.

     The geographic boundaries of the Districts are provided for in the Company’s Bylaws and may be revised by the Board from time to time. Each director’s professional practice must be located in the District in which he or she is elected from at the time of the election.

     At the 2004 Annual Meeting, three (3) Class II directors, one from District 1, one from District 2, and one from District 6, are to be elected to serve until the 2007 Annual Meeting of Shareholders and until their respective successors have been elected. District 1 is comprised of the states of Alaska, Idaho, Montana, Nebraska, North Dakota, Oregon, South Dakota, Washington, and Wyoming and all Canadian provinces west of Omaha, Nebraska. District 2 is comprised of the states of Iowa and Minnesota. District 6 is comprised of the states of Indiana, Kentucky, Michigan, Ohio, and Tennessee and all Canadian provinces east of Omaha, Nebraska.

     The following current directors have been nominated to be elected at the Annual Meeting: Steven E. Wright, D.V.M., District 1 and Buddy D. Ray, D.V.M., District 6, each of whom will hold office until his successor shall have been elected and qualified. Scott A. Shuey, D.V.M., also has been nominated by the Board of Directors to represent District 2. Detailed information on each nominee is provided in the “Nominees and Current Directors” section.

Voting Requirement and Board Recommendation

     Assuming that a quorum is present, the affirmative vote of the holders of a plurality of the shares present in person or by valid proxy is required to approve this Proposal 1: Election of Directors and elect each of the director nominees.

     Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies FOR the election of such nominees. Although the Board anticipates that the three (3) nominees will be available to serve as directors of the Company, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board.

YOUR BOARD RECOMMENDS A VOTE FOR THE ELECTION
OF EACH OF ITS NOMINEES FOR CLASS II DIRECTORS.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

NOMINEES AND CURRENT DIRECTORS

     The Board is comprised of eight shareholders who are licensed veterinarians. Each director, or the practice of which he or she is a member, owns one share of the Company’s Common Stock. The following tables contain certain information with respect to the persons currently serving as directors including those persons nominated for election at the 2004 Annual Meeting of Shareholders. Biographical information regarding each of the director nominees, directors, and executive officers is set forth below the respective table.

Class II Nominees for the Board of Directors

     The following tables contain certain information with respect to the persons nominated for election at the 2004 Annual Meeting of Shareholders including those persons currently serving as directors:

				Year First
				Became	Term
Name and Position	Age	District	Class	Director	Expires
Steven E. Wright, D.V.M, Chairman and Director	56	1	II	2001	2004
Buddy D. Ray, D.V.M., Director	52	6	II	2001	2004
Scott A. Shuey, D.V.M, Director Nominee	37	2	II	—	—

     Steven E. Wright, D.V.M., has served as a Director since December 7, 2001, has served as Chairman since 2003, and previously served as Vice Chairman from 2002 to 2003. He is an exclusive small animal practitioner and owner of Millard Veterinary Clinic located in Omaha, Nebraska. Dr. Wright received a Doctor of Veterinary Medicine degree from Kansas State University in 1974.

     Buddy D. Ray, D.V.M., has served as a Director since December 7, 2001 and has served as Secretary since 2003. He is a mixed practitioner and partner with Mayfield Veterinary Clinic located in Mayfield, Kentucky. Dr. Ray received a Doctor of Veterinary Medicine degree from the Auburn University School of Veterinary Medicine in 1978.

     Scott A. Shuey, D.V.M., has been a large animal veterinarian for and the Corporate Secretary of Southern Hills Veterinary Services, Inc. in Corning, Iowa since 1997. Dr. Shuey received a Doctor of Veterinary Medicine Degree from Kansas State University in 1996. Dr. Shuey has been nominated to be elected as a board member for District 2.

Class I and Class III Directors

				Year First
				Became	Term
Name and Position	Age	District	Class	Director	Expires
G.W. Buckaloo, D.V.M., Director	57	4	III	2002	2005
Tom Latta, D.V.M., Director	60	5	III	2002	2005
William Swartz, D.V.M., Vice Chairman and Director	62	8	III	2002	2005
Chester L. Rawson, D.V.M., Director	60	3	I	2000	2006
Amy Lynne Hinton, D.V.M., Director	41	7	I	2000	2006

     G. W. Buckaloo, Jr., D.V.M., has served as a Director since December 6, 2002. He is a companion animal practitioner and President of Crysler Animal Hospital located in Independence, Missouri. Dr. Buckaloo received a Doctor of Veterinary Medicine degree from the University of Missouri in 1972.

     Tom Latta, D.V.M., has served as a Director since December 6, 2002. He is senior partner of Hansford County Veterinary Hospital located in Spearman, Texas. Dr. Latta received a Doctor of Veterinary Medicine degree from the Oklahoma State University in 1968.

     William Swartz, D.V.M., has served as a Director since December 6, 2002. He has served as Vice Chairman since 2003. He is the owner and medical director of Clocktower Animal Hospital located in Herndon, Virginia. Dr. Swartz received a Doctor of Veterinary Medicine degree from the Ohio State University in 1966.

     Chester L. Rawson, D.V.M., has served as a Director of the Company since 2000 and previously served as Chairman from 2002 to 2003 and as Vice-Chairman from 2000 to 2002. He currently is a consultant for Alta Genetics Inc. Prior to that, Dr. Rawson was employed by Veterinary Associates for approximately thirty years. Dr. Rawson received a Doctor of Veterinary Medicine degree from the University of Illinois in 1968.

     Amy Lynne Hinton, D.V.M., has served as a Director of the Company since 2000. She currently is a clinical veterinarian with Companion Animal Veterinary Services in Shippensburg, Pennsylvania and was previously employed by Best Friends Animal Hospital from 1990 to 2004. Dr. Hinton received a Doctor of Veterinary Medicine degree from the University of Tennessee in 1988.

Meetings of the Board of Directors

     The Company’s Board held ten (10) meetings during the fiscal year ended July 31, 2004. All Directors attended at least 75% of the meetings of the Board and the committees of which they were members.

     Although the Company does not have formal policy regarding attendance by its members of the Board of Directors at the Company’s Annual Meeting of Shareholders, it encourages all directors to attend. All current members of the Board attended the 2003 Annual Meeting of Shareholders.

Compensation of Directors

     Directors are paid $800 per day for attendance at the Company’s Mid-Year and Annual Meetings, and any specially-called Board meetings where attendance is required. In addition, directors are reimbursed for their expenses, including meeting related travel and lodging at the meeting location. Directors are paid $750 annually for participation in Board teleconference meetings and $250 for attendance at designated meetings they attend. No other compensation is paid to directors without further action by the Board.

Committees of the Board

     The Board has established an Executive Committee, a Corporate Governance Committee and an Audit Committee. The functions performed by these committees are summarized below:

Executive Committee

     The Executive Committee is comprised of Dr. Amy L. Hinton, Dr. Chester L. Rawson, Dr. William Swartz, and Dr. Steven E. Wright. The Committee’s duties include, among other things, involvement in long-range planning, the formulation of corporate policies, and making recommendations to the Board concerning salaries and incentive compensation for our officers and employees. The Executive Committee met three (3) times during the fiscal year ended July 31, 2004. The Executive Committee Report on Executive Compensation for 2004 is set forth below.

Corporate Governance Committee

     The Board of Directors established the Corporate Governance Committee, to replace the Nominating Committee, in June 2003. This Committee is comprised of Dr. Michael B. Davis, Dr. Tom Latta, Dr. Chester L. Rawson and Dr. Steven E. Wright. Dr. Davis has elected not to stand for re-election as a Board member after the 2004 Annual Meeting of Shareholders and on such date, Dr. Davis will no longer be a member of the Board or the Corporate Governance Committee. The Corporate Governance Committee met five (5) times during the fiscal year ended July 31, 2004.

     The purposes of the Corporate Governance Committee, include, without limitation, identifying and endorsing qualified individuals for nomination and/or re-nomination as directors of the Board, recommending committee assignments to the full Board annually, designing and managing methods of evaluation of the Board’s collective performance and individual members’ performances, recommending appropriate levels and forms of director compensation to the Board of Directors, addressing current issues of corporate governance and making recommendations to the Board, ensuring appropriate succession plans for the Chief Executive Officer and key employee positions, devising criteria for Board membership, and selecting specific individuals as nominees for the Board of Directors. The Company believes that each member of the Corporate Governance Committee will satisfy the independence standard for directors set forth in the listing standards of the American Stock Exchange (“AMEX”).

     The Corporate Governance Committee has recommended that the Board of Directors nominate Steven E. Wright, D.V.M., Buddy D. Ray, D.V.M., and Scott A. Shuey, D.V.M. for election at the Annual Meeting. Drs. Wright and Ray are standing for reelection as directors of the Company. Dr. Davis recommended Dr. Shuey to the Corporate Governance Committee for consideration as a director nominee.

     The Corporate Governance Committee adopted a written charter on July 17, 2003. Director nominees are chosen by the entire Board of Directors, after considering the recommendations of the Corporate Governance Committee. As a matter of course, the members of the Corporate Governance Committee review the qualifications of various persons to determine whether they might make candidates for consideration for membership on the Board of Directors. The Corporate Governance Committee will consider suggestions received from shareholders regarding director nominees and will review all candidate recommendations, including those properly submitted by shareholders. With regard to specific qualities and skills, the Company’s Articles of Incorporation require that the directors be veterinarian shareholders of the Company. The Corporate Governance Committee believes it necessary that at least a majority of the members of the Board of Directors qualify as “independent” under AMEX Sec. 121.A. In addition to these specific requirements, the Corporate Governance Committee takes into account all factors it considers appropriate, which may include experience, accomplishments, education, understanding of our business and the industry in which we operate, specific skills, general business acumen, and the highest personal and professional integrity. Generally, the Corporate Governance Committee will first consider current Board members because they meet the criteria listed above and possess knowledge of our history, strengths, weaknesses, goals, and objectives. We do not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees.

     The Board of Directors has not yet adopted a Code of Ethics; however, the Corporate Governance Committee and the Audit Committee are in the process of preparing a Code of Ethics in accordance with the rules prescribed by the Securities and Exchange Commission (“SEC”), and it is anticipated the Code of Ethics will be approved by the Board of Directors at the next board meeting.

     The Company does not have a formal policy relating to shareholder communication. The Company’s current practice includes mailing to each shareholder the contact information for the board member elected from such shareholder’s District after the annual and mid-year meetings of the Board. At the 2004 Annual Meeting of Shareholders, the shareholders will be given the opportunity to ask general questions of the directors. Further, any shareholder who desires to contact the Board of Directors or any individual director may do so through the Company’s website (www.pvpl.com) or by writing to: Professional Veterinary Products, Ltd. Board of Directors, 10077 South 134th Street, Omaha, Nebraska 68138. Communications should be addressed to the Chairman of the Board of Directors or to the individual director’s name. Information contained in our website is not incorporated by reference into this proxy statement, and you should not consider information contained in our website as part of this proxy statement.

Audit Committee

     The Audit Committee is comprised of Dr. G. W. Buckaloo, Jr., Dr. Amy L. Hinton, Dr. Buddy D. Ray, and Dr. William Swartz. This Committee serves as a direct link between the Board and the independent auditor and regularly meets with such auditor to review the audit function. The Audit Committee’s primary purpose is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company’s financial reports and financial reporting processes and systems of internal control. The Audit Committee reviews the services provided by the Company’s independent auditors, consults with the independent auditors, and reviews the need for internal auditing procedures and the adequacy of internal controls. The Audit Committee met four (4) times during the fiscal year ended July 31, 2004.

     The Company believes that its Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that each member of the Audit Committee will satisfy the independence and audit committee membership criteria set forth in the listing standards of AMEX. Specifically, each member of the Audit Committee:

•	will be independent under AMEX Section 121.A.;

•	will meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act;

•	will not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three fiscal years; and

•	will be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement.

     The Board of Directors has determined that the Company presently does not have an “audit committee financial expert” as defined under the rules of the SEC issued pursuant to Section 407 of the Sarbanes-Oxley Act. However, the Board of Directors believes that its members are capable of analyzing and evaluating its financial statements and understanding internal controls and procedures for financial reporting and that their experience and non-financial expertise as practicing veterinarians is appropriate for the Company and in the best interest of its shareholders who are all practicing veterinarians. Like many Companies, it is difficult for the Company to attract and retain board members who qualify as an “audit committee financial expert” and competition for these individuals is significant, especially in light of the Company’s unique board membership comprised solely of licensed veterinarians. The Board believes that its current audit committee members are able to fill the role under the SEC regulations despite not having a designated “audit committee financial expert.”

     On March 23, 2000, the Board of Directors adopted an Audit Committee Charter. A copy of the Audit Committee Charter was attached as an appendix to a prior proxy statement within the last three fiscal years. Information contained in such prior filing is not incorporated by reference into this proxy statement.

Audit Committee Report

     The following report of the Audit Committee shall not be deemed to be incorporated by reference in any documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Exchange Act, notwithstanding any general statement contained in any such filings incorporating this proxy statement by reference, except to the extent that the Company specifically incorporates the report by reference in any such document.

     The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company’s financial reports and financial reporting processes and systems of internal control. The Company’s management has the primary responsibility for the financial statements and the reporting process, including maintenance of the Company’s system of internal controls. The Company retains independent auditors who are responsible for conducting an independent audit of the Company’s financial statements and expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. The Committee reviewed and discussed the Company’s audited financial statements for the fiscal year ended July 31, 2004 with management and the Company’s independent auditors, Quick & McFarlin, P.C., and in issuing this report, has relied on the responses and information provided to the Audit Committee by management and the independent auditors. The Committee also has discussed with Quick & McFarlin, P.C. the matters required to be disclosed by Statement on Auditing Standards No. 61, Communication With Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The committee has received and reviewed the written disclosures and the letter from Quick & McFarlin, P.C. required by Independence Standards Board Statement No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the auditors their independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2004, for filing with the SEC. The Committee also has considered whether the provision of services by Quick & McFarlin, P.C. not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s Forms 10-Q for the quarters ended October 31, 2003, January 31, 2004, and April 30, 2004 is compatible with maintaining Quick & McFarlin, P.C.’s independence.

Audit Committee:

Dr. G. W. Buckaloo, Jr.
Dr. Amy L. Hinton
Dr. Buddy D. Ray
Dr. William Swartz

MANAGEMENT

     The Company’s day to day affairs are managed by the Company’s executive officers who are appointed for a one year term, and its Board of Directors. Executive officers of the Company, and other significant employees of the Company, are listed below:

Name	Age	Position
Lionel L. Reilly, D.V.M.	61	President, Chief Executive Officer and non-voting Director
Neal B. Soderquist	49	Chief Financial Officer

     Lionel L. Reilly, D.V.M., has served as President and CEO of the Company since 1994 and as a non-voting director. Prior to that, he was Vice President, Business Operations and functioned as the CEO. He has been with the Company since 1983, shortly after its founding. Dr. Reilly spent several years as a military veterinarian, over five years in private clinical veterinary practice and five years in the industry as a researcher and technical services veterinarian. He has a degree from Kansas Wesleyan University in Salina, Kansas. Dr. Reilly graduated in 1970 from the College of Veterinary Medicine, Kansas State University, Manhattan, Kansas. See “Employment Contract.”

     Neal B. Soderquist was appointed Chief Financial Officer in 1994. From 1989 to 1994, he served in that position and managed most of the human resource functions. Before joining the Company, Mr. Soderquist was controller/officer manager for Lincoln Lumber Co., Lincoln, Nebraska for 14 years. In 1975, he received an Associate’s Degree from Lincoln School of Commerce, Lincoln, Nebraska.

Executive Compensation

     The following table represents all compensation paid by the Company to the “named executive officers” for the fiscal years 2002 through 2004.

		Annual Compensation
	Fiscal			All Other
Name and Principal Position	Year	Salary	Bonus	Compensation
Lionel L. Reilly	2004	298,004	131,711	33,417	(1)
President and Chief Executive Officer	2003	264,207	100,631	42,643	(1)
and Non-Voting Director	2002	256,512	101,047	20,400	(1)

Neal B. Soderquist	2004	120,225	32,986	13,782	(2)
Chief Financial Officer	2003	111,228	25,416	13,664	(2)
	2002	106,007	19,944	15,114	(2)

(1)	For fiscal years 2004, 2003, and 2002, the Company contributed $6,000, $6,000, and $5,100, respectively, to Dr. Reilly’s 401(k) Plan and $12,000, $14,000, and $15,300, respectively, to Dr. Reilly’s profit-sharing Plan. For fiscal years 2004 and 2003, the Company contributed $15,417 and $22,643, respectively, to Dr. Reilly’s life insurance policy.

(2)	For fiscal years 2004, 2003, and 2002, the Company contributed $4,594, $4,099, and $3,779, respectively, to Mr. Soderquist’s 401(k) Plan and $9,188, $9,565, and $11,336, respectively, to Mr. Soderquist’s profit-sharing Plan.

     The following report of the Executive Committee on executive compensation shall not be deemed to be incorporated by reference in any documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Exchange Act, notwithstanding any general statement contained in any such filings incorporating this proxy statement by reference, except to the extent that the Company specifically incorporates this report by reference in any such document.

Executive Committee Report on Executive Compensation for 2004

     The Executive Committee of the Board of Directors prepared the following report on executive compensation. The approach to determining executive compensation generally consists of two elements: base salary and an annual bonus. For fiscal year ended 2004, the Chief Executive Officer’s salary and bonus were calculated in accordance with the terms of his Employment Agreement with the Company.

     The Board of Directors establishes the goals for the Chief Executive Officer, and the Chief Executive Officer establishes the goals for the rest of the executives. Other than the Chief Executive Officer, the bonus amounts for the executives are adjusted up or down based on individual performance resulting from meeting department goals and other subjective criteria. The Executive Committee believes that the annual bonus structure directly links corporate performance to executive compensation and provides incentives for employees. The Executive Committee has reviewed the base salaries of the Company’s executive officers and believes such salaries are generally comparable to those earned by similarly-situated executives.

Executive Committee:

Dr. Amy L. Hinton
Dr. Chester L. Rawson
Dr. William Swartz
Dr. Steven E. Wright

Employment Contract

     The Company and Dr. Lionel L. Reilly have entered into an employment contract pursuant to which Dr. Reilly will act as President and Chief Executive Officer of the Company. The contract provides that Dr. Reilly shall devote his full-time professional energy, skill, efforts and attention to the business of the Company. The contract automatically renews for successive one year periods unless terminated by either party. If the Company terminates the contract without cause, Dr. Reilly will remain employed by the Company for a one-year consulting period, during which period he will be paid his base salary at the level in effect upon termination. During the period of his employment, Dr. Reilly is entitled to a base salary of not less than $240,000 per year, to be increased in each year thereafter by an amount equal to not less than the percentage increase in the consumer price index over the previous year, with a minimum increase of 3% and a maximum increase of 6%. Dr. Reilly is also entitled to an annual bonus equal to one percent of the net income based on the Company’s audited consolidated financial statement. Under the contract, Dr. Reilly is bound by confidentiality provisions and covenants not to compete with us for a one year period after ceasing to be employed by the Company.

     The Company has purchased two life insurance policies on the life of Dr. Reilly. Both policies are flexible premium adjustable life insurance policies for $500,000. The Company is the beneficiary of one of the policies and the Lionel Reilly Trust is the beneficiary of the other policy. For additional information, see “Certain Relationships and Related Transactions.”

     For additional information on change-of-control agreements with executive officers, see “Management — Supplemental Executive Retirement Plan.”

Supplemental Executive Retirement Plan

     The Company established the Professional Veterinary Products, Ltd. Supplemental Executive Retirement Plan effective January 1, 2003. The Plan provides benefits to certain highly compensated management employees of the Company. The Executive Committee of the Board of Directors determines those highly compensated management employees who are eligible to participate in the Plan. The Plan is administered by a Committee, consisting of the Company’s Chief Executive Officer, Chief Financial Officer, and Chief Administrative Officer. As part of this responsibility, the Committee has the discretionary authority necessary or appropriate to administer the Plan. The Board of Directors has the right to amend or terminate the Plan at any time. No change in the Plan, however, will result in the loss of benefits earned by a participant prior to such amendment or termination.

     The Plan provides benefits upon a participant’s retirement, early retirement, disability before retirement, and in some cases, survivor benefits to a participant’s beneficiary. Benefits will also be paid to a participant if the participant’s employment is terminated within three years following a change in control as defined in the Plan document. Under the terms of this Plan, the Company is responsible for the premiums of the additional disability coverage purchased but the respective executive or employee owns the insurance policy. The Plan is unfunded and is not subject to ERISA requirements.

     Benefits payable under the Plan are paid exclusively from the Company’s general assets. Because these assets remain subject to the claims of the Company’s general creditors, no security is offered against the Company’s financial inability to pay due to insolvency or bankruptcy. While the Plan is an unfunded non-contributory plan, the Company is informally funding the plan through life insurance contracts on the participants. The life insurance contracts had cash surrender values of $658,524 at July 31, 2004. The amount of the annual benefit is based upon the final three-year average of compensation paid to such executives. Benefits under this Plan can be illustrated as follows:

Average Final Three Years of
Compensation	Plan Benefit
$150,000	$120,000
$200,000	$160,000
$300,000	$240,000
$400,000	$320,000

     The benefits shown in the above table are subject to offsets for Social Security and Company paid 401(k) contributions at the time of payment. For additional information, see “Certain Relationships and Related Transactions.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The Company’s Articles and Bylaws specifically provide that each shareholder is entitled to own only one share of stock. Thus, there is no shareholder that currently owns or will own more than one share in the future and no shareholder owns less than or a fractional portion of the single share. No single shareholder owns more than 5% of the outstanding Common Stock. The percentages shown prior to this offering are based on 1,946 shares of Common Stock outstanding on October 31, 2004. Except as indicated and subject to community property laws where applicable, the persons named in the table have sole voting and investment power for each share beneficially owned by them.

	Shares
	Beneficially	Nature of Beneficial	Percentage
Name of Beneficial Owner(1)	Owned	Ownership	of Class
Dr. Buddy D. Ray	1	By Mayfield Veterinary Clinic	*
Dr. Steven E. Wright	1	By Millard Veterinary Clinic	*
Dr. Chester L. Rawson	1	By Veterinary Associates	*
Dr. G.W. Buckaloo, Jr.	1	By Crysler Animal Hospital	*
Dr. Tom Latta	1	By Hansford County Veterinary Hospital	*
Dr. Michael B. Davis(2)	1	By Carroll Veterinary Clinic	*
Dr. Amy Lynne Hinton	1	By Companion Animal Veterinary Services	*
Dr. William Swartz	1	Bill Swartz, D.V.M. d/b/a Clocktower Animal Hospital	*
Dr. Scott A. Shuey(2)	1	By Adams County Veterinary Services, Inc. (3)	*
Dr. Lionel Reilly	-		—
Neal Soderquist	-		—

All executive officers and directors as a group (11 persons)	9		*

*	Less than one percent

(1)	Unless otherwise indicated, the business address for the persons named in the above table is 10077 South 134th Street, Omaha, Nebraska 68138.

(2)	Dr. Davis has elected not to stand for re-election as a board member after the 2004 Annual Meeting. Dr. Shuey has been nominated to be elected as a board member for District 2 at the 2004 Annual Meeting.

(3)	Voting power shared with owners of veterinary practice.

Certain Relationships and Related Transactions

     We have not made loans to, loan guarantees on behalf of, or engaged in material transactions with the Company officers, directors or shareholders except as set forth herein. In 2002, the Sarbanes-Oxley Act made it unlawful for any publicly traded company to extend or maintain credit, to arrange for the extension of credit, or to renew an extension of credit in the form of a personal loan to or for the benefit of executive officers and directors. The Sarbanes-Oxley Act also provides that an extension of credit maintained by such company on the date of enactment of the Sarbanes-Oxley Act will be “grandfathered” and therefore not subject to the Act as long as there is no material modification to any term of any such extension of credit or renewal of any such extension of credit on or after the enactment date. The Company does not believe that making additional payments under the pre-existing insurance arrangements should constitute banned personal loans, and to the extent certain policies may be considered loans, the Company’s current arrangements are grandfathered under the Sarbanes-Oxley Act and are not prohibited. Until further guidance is issued, the Company intends to continue paying such premiums for the benefit of Dr. Reilly.

     From time to time, we have engaged in transactions with affiliated parties. The directors and/or their related practices, acting in their capacity as shareholders, have purchased items related to the practice of veterinary medicine from the Company on the same terms and conditions as every other shareholder. As a matter of policy, all future material transactions between the Company and any of its officers, directors, or shareholders or other affiliates (including SERVCO) will be approved by our audit committee or a majority of the independent and disinterested members of the Board of Directors, will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties and will be in connection with bona fide business purposes of the Company. The Company owns a 20% interest in SERVCO d/b/a MARKETLink. Dr. Reilly, the Company’s Chief Executive Officer and President serves on the board of SERVCO. In 2004, sales to non-shareholders through ProConn, LLC and through Market Link totaled $63 million.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and holders of in excess of ten percent of any such class are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. We believe that our officers, directors, and greater than ten percent beneficial owners complied with all Section 16 (a) filing requirements applicable to them during our preceding fiscal year.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The principal independent public accounting firm utilized by the Company during fiscal 2004 was Quick & McFarlin, P.C., and the Company has selected such firm to continue as its independent public accountants for the fiscal year ending July 31, 2005. A representative of Quick & McFarlin, P.C. is expected to attend the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and is expected to respond to appropriate questions from shareholders.

Principal Accounting Fees and Services

     The aggregate fees billed by Quick & McFarlin, P.C., the independent public accountants to the Company, for the two fiscal years ended July 31, 2004 and 2003 are as follows:

	Fiscal 2004	Fiscal 2003
Audit Fees(1)	$78,500	$80,100
Audit-Related Fees(2)	8,850	8,400
Tax Fees(3)	0	0
All Other Fees(4)	0	0

Total:	$87,350	$88,500

(1) The aggregate Audit Fees billed for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of the financial statements included in Forms 10-Q or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. Fiscal 2003 specifically includes fees for professional services rendered in connection with the Company’s Form S-1 registration statement.

(2) The aggregate Audit-Related Fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements. For fiscal 2004, Audit-Related Fees were comprised of $6,350 in fees for the audit of the Company’s employee benefit plan and $2,500 in fees for services relating to Section 404 of the Sarbanes-Oxley Act. For fiscal 2003, the Audit-Related Fees were comprised of $8,400 in fees for the audit of the Company’s employee benefit plan.

(3) The aggregate Tax Fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(4) The aggregate All Other Fees billed for products and services provided by the principal accountant.

     Our Audit Committee has maintained a policy pursuant to which it pre-approves all audit services to be performed by our independent public accountants in order to assure that the provision of such services is compatible with maintaining the accountant’s independence. Under this policy, pre-approval of an engagement for a specific type or category of services generally is provided for up to one year and typically is subject to a budget comprised of a range of anticipated fee amounts for the engagement. Management and the independent public accountant are required to periodically report to the Audit Committee regarding the extent of services provided by the principal independent accountant in accordance with the annual pre-approval, and the fees for the services performed to date. To the extent that management believes that a new service or the expansion of a current service provided by the independent accountant is necessary or desirable, such new or expanded services are presented to the Audit Committee for its review and approval prior to the engagement of the principal independent accountant to render such services.

PROPOSAL 2: Amending and Restating the Articles of Incorporation — Non-Director Provisions

     The Board of Directors proposes that the shareholders approve a Second Amendment and Restatement of the Company’s Articles of Incorporation to modify Articles V (Restrictions on Stock Ownership), VI (Restrictions on Price of Sales), IX (Amendments), and XII (Registered Office and Registered Agent). A copy of the Second Amended and Restated Articles of Incorporation is set forth on Appendix A to this proxy statement. You are urged to read the full text of the proposed new Articles carefully.

Summary of Amendments

     Article V (Restrictions on Stock Ownership). Article V B. shall be amended as follows:

1. Deletion of the following sentence: “This option shall extend for a period of six months after due date of the debt.”

2. Addition of the following sentence: “At the Board of Director’s discretion, the proceeds from the repurchase of such share of stock can be utilized to offset amounts owed by the shareholder of the Corporation.”

The Board of Directors believes that these amendments allow the Company to repurchase the shares of a shareholder without any restrictions and to repurchase the shares of a shareholder indebted to the Company and use such sale proceeds to offset the outstanding indebtedness of the shareholder.

     Article VI (Restrictions on Price of Sales). Article VI shall be deleted in its entirety. The Board of Directors has determined that the deletion of this Article VI will not impact the existence, current calculation, or amount of the shareholders’ rebates. Such rebates will continue to be calculated according to the current practices by the Company’s senior staff based on the Company’s performance.

     Article IX (Amendments). Article IX shall be deleted in its entirety and replaced with the following:

These Articles may be amended by the affirmative vote of 75% of the members of the Board of Directors unless the Nebraska Business Corporation Act requires otherwise.

These changes to Article IX eliminate a more complex formula for amendments by the Board of Directors. The Board of Directors believes that a vote of 75% is necessary to amend the Articles of Incorporation. This proposed amendment could make it more difficult for a third party to acquire control of the Company. The amendment is not being proposed in response to any takeover proposal, and the Company is not aware of any existing or proposed takeover proposal for the Company. This amendment in no way alters the rights of the shareholders to vote on matters that fall outside of the authority of the Board of Directors.

     Article XII (Registered Office and Registered Agent). The street address of the registered office of the Company shall be 10077 S. 134th Street, Omaha, Nebraska 68138.

Voting Requirement and Board Recommendation

     Assuming that a quorum is present, the affirmative vote of holders of at least two-thirds (2/3) of the shares present in person or by valid proxy is required to approve Proposal 2: Amending and Restating the Articles of Incorporation — Non-Director Provisions. If the shareholders do not approve this Proposal 2, the Company’s Articles of Incorporation will continue in effect unchanged.

     Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies FOR the amendment and restatement of the Company’s Articles of Incorporation — Non-Director Provisions.

YOUR BOARD RECOMMENDS A VOTE FOR PROPOSAL 2: AMENDING AND RESTATING THE
ARTICLES OF INCORPORATION — NON-DIRECTOR PROVISIONS

PROPOSAL 3: Amending and Restating Article VII (Directors) of the Articles of Incorporation
— Addition of Up To Two Non-Shareholder Directors

     In addition to the revisions proposed in Proposal 2: Amending and Restating the Articles of Incorporation — Non-Director Provisions, the Board proposes that the shareholders approve an amendment and restatement of Article VII (Directors) of the Company’s Articles of Incorporation. A copy of the proposed Article VII (Directors) is set forth on Appendix A to this proxy statement. You are urged to read the full text of the proposed Second Amended and Restated Articles of Incorporation carefully.

Summary of Amendment

Article VII (Directors). Article VII shall be amended as follows:

1. Insertion of the new heading “A. Shareholder Directors.”

2. Deletion of the following sentence: “In addition to the eight voting members, the Chairman Emeritus and the President shall be non-voting members of the Board of Directors.”

3. Addition of Section B. which shall read as follows:

B. Non-Shareholder Directors

In addition to the eight Shareholder Directors, up to two (2) Non-Shareholder Directors may be elected to serve on the Board of Directors. It is in the discretion of the Board to nominate zero, one or two individuals to fill these outside Director positions. Such Director(s) shall be elected for three-year terms and be voting members of the Board. In addition to the Non-Shareholder Directors, the President may be elected to serve on the Board of Directors. It is in the discretion of the Board to nominate the President, and if elected, the President shall be a non-voting member of the Board of Directors.

The Board of Directors believes that the amendments to Article VII (Directors) are consistent with the Company’s history of being lead by shareholder directors. In light of the recent corporate turmoil, resulting from mismanagement of national corporations, the Board of Directors believes that adding one or two non-shareholder directors with special expertise would strengthen the Company’s corporate governance practices and protect the interests of the shareholders.

Voting Requirement and Board Recommendation

     Assuming that a quorum is present, the affirmative vote of holders of at least two-thirds (2/3) of the shares present in person or by valid proxy is required to approve Proposal 3: Amending and Restating Article VII (Directors) of the Articles of Incorporation — Addition of Up To Two Non-Shareholder Directors. If the shareholders do not approve this Proposal 3, Article VII (Directors) of the Articles of Incorporation will continue in effect unchanged.

      Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies FOR the amendment and restatement of Article VII (Directors) of the Articles of Incorporation — Addition of Up To Two Non-Shareholder Directors.

YOUR BOARD RECOMMENDS A VOTE FOR PROPOSAL 3: AMENDING AND RESTATING ARTICLE VII (DIRECTORS) OF THE ARTICLES OF INCORPORATION — ADDITION OF UP TO TWO NON-SHAREHOLDER DIRECTORS.

SHAREHOLDER PROPOSALS

     To be eligible for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2005 Annual Meeting of Shareholders, shareholder proposals intended to be presented at that meeting must be received by the Company in writing on or before August 1, 2005. However, if the date of the 2005 Annual Meeting of Shareholders is more than thirty days before or after December 10, 2005, then the deadline for submitting any such shareholder proposal for inclusion in the proxy materials relating to the 2005 Annual Meeting of Shareholders will be a reasonable time before we begin to print or mail such proxy materials. The inclusion of any such shareholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, including Rule 14a-8. Please send any such proposals to Professional Veterinary Products, Ltd., 10077 South 134th Street, Omaha, Nebraska 68138, Attention: Dr. Lionel L. Reilly.

     Shareholders wishing to submit proposals or director nominations to be considered at our 2005 Annual Meeting of Shareholders, but that are not to be included in such proxy statement and form of proxy must submit such proposal or director nomination to the Secretary of the Company on or before October 10, 2005. However, if the date of the 2005 Annual Meeting of Shareholders is more than thirty days before or after December 10, 2005, then the deadline for submitting any such shareholder proposal will be a reasonable time before we mail the proxy materials relating to such meeting. Under Rule 14a-4(c)(1) of the Exchange Act, the proxy holders designated by an executed proxy in the form accompanying our 2005 proxy statement will have discretionary authority to vote on any shareholder proposal that is not received on or prior to the deadline described above.

ANNUAL REPORT AND FINANCIAL STATEMENTS

     The Company’s 2004 Annual Report to shareholders, including financial statements, has accompanied the mailing of this proxy statement. The Annual Report does not constitute and should not be considered a part of this proxy solicitation material.

     The Company will provide without charge to each shareholder solicited, upon the written request of any such shareholder, a copy of its annual report on Form 10-K filed with the SEC, including the financial statements, exhibits, and schedules thereto, for the fiscal year ended July 31, 2004. Such written request should be directed to Professional Veterinary Products, Ltd., 10077 South 134th Street, Omaha, Nebraska 68138, Attention: Lois Crinklaw, Manager of Building and Office Services.

OTHER BUSINESS

     The Board does not know of any other matter to be presented at the Annual Meeting, but should any other matter properly come before the Annual Meeting, or any adjournment thereof, proxies will vote on such matter in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Lionel L. Reilly, D.V.M.
President and Chief Executive Officer

November 23, 2004

TO BE CERTAIN THAT YOUR SHARE WILL BE REPRESENTED AT THE 2004 ANNUAL MEETING OF
SHAREHOLDERS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD
PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

APPENDIX A

SECOND
AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
PROFESSIONAL VETERINARY PRODUCTS, LTD.

ARTICLE I
NAME

The name of this Corporation is: Professional Veterinary Products, Ltd.

ARTICLE II
PURPOSE

The purposes for which this Corporation is organized are to do and transact any and all lawful business for which corporations may be organized under the Nebraska Business Corporation Act, including but not limited to acting as a wholesaler for the items and services described below in order that they might be sold at a reduced cost to the shareholders. The primary focus is for the purpose of buying, selling, trading, warehousing, transporting and otherwise dealing in pharmaceuticals, biologicals, insecticides, instruments, equipment and other items and services related to the practice of veterinary medicine.

ARTICLE III
AUTHORIZED SHARES

The total authorized capital stock of the Corporation shall be thirty thousand (30,000) shares of common stock, and the common stock shall have par value of one dollar ($1.00) per share.

ARTICLE IV
PREEMPTIVE RIGHTS

The shareholders of the Corporation shall not have preemptive rights.

ARTICLE V
RESTRICTIONS ON STOCK OWNERSHIP

A. Unless otherwise approved by the Board of Directors, the Corporation shall sell shares of stock only to 1) individual licensed veterinarians; or 2) any lawful form of business entity established to deliver veterinary services and/or products in which all medical decisions are made by licensed veterinarians. The Corporation may sell shares to such veterinary practices which are locally operated but owned by a non-local entity. No solo practitioner or veterinary practice composed of multiple veterinarians may own more than one (1) share of the Corporation’s stock. Veterinarians who have an interest in a veterinary practice with multiple veterinarians may not own stock if the practice already owns one (1) share of stock or if any of that veterinarian’s fellow practitioners own one (1) share of stock.

B. If a shareholder owes money to the Corporation and fails to make payments by the due date, the Board of Directors shall have the option to repurchase the stock owned by the shareholder at the price the shareholder paid for the stock. At the Board of Director’s discretion, the proceeds from the repurchase of such share of stock can be utilized to offset amounts owed by the shareholder to the Corporation. In the event a shareholder is no longer qualified to be a shareholder under Article V(A) above, then the Corporation shall repurchase the share of stock owned by such shareholder, and such shareholder shall sell such share of stock to the Corporation, at the price the shareholder paid for such stock.

C. The Corporation shall sell a share of stock only to a qualified veterinarian or practice after the approval of the Board of Directors of the Corporation, at a price of $3,000 per share, or such lesser amount as determined by the Board of Directors in its discretion. No shareholder of the Corporation may sell, assign, or otherwise transfer (including through any pledge or hypothecation) any stock of the Corporation held by such shareholder except in compliance with this Article V and the Bylaws.

ARTICLE VI

[Intentionally Deleted.]

ARTICLE VII
DIRECTORS

A. Shareholder Directors

The Board of Directors shall be composed of eight (8) shareholders who are elected on staggered terms from eight geographic districts. The Board of Directors of the Corporation shall be divided into three classes of Directors, Class I, Class II, and Class III. Class I shall consist of two Directors, one from District 3 and one from District 7. Class II shall consist of three Directors, one from each of the following Districts: 1, 2 and 6. Class III shall consist of three Directors, one from each of the following Districts: 4, 5 and 8. The geographic boundaries of the Districts shall be provided for in the Bylaws of the Corporation and may be revised by the Board of Directors from time to time.

Duly elected and qualified Class I Directors shall serve until the 2000 annual meeting of shareholders, and thereafter, the terms of the Class I Directors shall extend until the third succeeding annual meeting after each election of such Directors. Duly elected and qualified Class II Directors shall serve until the 2001 annual meeting of shareholders and, thereafter, the terms of Class II Directors shall extend until the third succeeding annual meeting after each election of such Directors. Duly elected and qualified Class III Directors shall serve until the 2002 annual meeting of shareholders and thereafter, the terms of Class III Directors shall extend until the third succeeding annual meeting after each election of such Directors.

B. Non-Shareholder Directors

In addition to the eight Shareholder Directors, up to two (2) Non-Shareholder Directors may be elected to serve on the Board of Directors. It is in the discretion of the Board to nominate zero, one or two individuals to fill these outside Director positions. Such Director(s) shall be elected for three-year terms and be voting members of the Board. In addition to the Non-Shareholder Directors, the President may be elected to serve on the Board of Directors. It is in the discretion of the Board to nominate the President, and if elected, the President shall be a non-voting member of the Board of Directors.

ARTICLE VIII
DISSOLUTION

Upon the liquidation or dissolution of the Corporation, in the event the Corporation has excess funds or assets after payment of all debts, liabilities and obligations legally owed by the Corporation, such funds or assets shall be distributed to the shareholders on an equal, per-share basis.

ARTICLE IX
AMENDMENTS

These Articles may be amended by the affirmative vote of 75% of the members of the Board of Directors unless the Nebraska Business Corporation Act requires otherwise.

ARTICLE X
LIABILITY

A Director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for any action taken, or for any failure to take action as a Director except for liability (i) for the amount of a financial benefit received by a Director to which he or she is not entitled; (ii) for intentional infliction of harm on the Corporation or its shareholders; (iii) for a violation of Neb. Rev. Stat. § 21-2096; and (iv) for an intentional violation of criminal law.

No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any Director of the Corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal. If the Nebraska Business Corporation Act is hereafter amended to authorize the further elimination or limitation of liability of Directors, then the liability of Directors shall be eliminated or limited to the full extent authorized by the Nebraska Business Corporation Act as so amended.

ARTICLE XI
INDEMNIFICATION

To the extent permitted by law, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, including any action or suit by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture or other enterprise or as a trustee, officer, employee or agent of an employee benefit plan. Such indemnification shall be against expenses, including attorney fees, and except for actions by or in the right of the Corporation, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

To the extent permitted by law, the Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation against any liability asserted against such person while acting in such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability.

The indemnity provided for by this Article shall not be deemed to be exclusive of any other rights to which those indemnified may be otherwise entitled, nor shall the provisions of this Article be deemed to prohibit the Corporation from extending its indemnification to cover other persons or activities to the extent permitted by law or pursuant to any provisions in the Bylaws.

ARTICLE XII
REGISTERED OFFICE AND REGISTERED AGENT

The street address of the registered office of the Corporation is: 10077 South 134th Street, Omaha, Nebraska 68138 and the name of its registered agent at such address is: Dr. Lionel L. Reilly.

ARTICLE XIII
NAME AND ADDRESS OF INCORPORATOR

The name and address of the Incorporator is: Richard E. Putnam, Baird, Holm, McEachen, Pedersen, Hamann & Strasheim, 1500 Woodmen Tower, Omaha, Nebraska 68102.

PROFESSIONAL VETERINARY PRODUCTS, LTD.
10077 South 134th Street
Omaha, Nebraska 68138

REVOCABLE PROXY
for
2004 ANNUAL MEETING OF SHAREHOLDERS
December 10, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PROFESSIONAL VETERINARY PRODUCTS, LTD. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and revokes any proxy heretofore given with respect to such meeting.

     The undersigned hereby appoints the person designated below as the nominee from my District as my Proxy with full power of substitution and hereby authorizes him or her to represent and vote my share of Common Stock of Professional Veterinary Products, Ltd. (“PVPL”) which the undersigned is entitled to vote, as specified below, at the 2004 Annual Meeting of Shareholders of PVPL to be held at 10:00 a.m. (CST) on Friday, December 10, 2004 at 10077 South 134th Street, Omaha, Nebraska 68138 and at any postponement or adjournment thereof.

District 1	District 2
Lionel L. Reilly, D.V.M.	Lionel L. Reilly, D.V.M.
President and CEO	President and CEO
Professional Veterinary Products, Ltd.	Professional Veterinary Products, Ltd.
10077 South 134th Street	10077 South 134th Street
Omaha, Nebraska 68138	Omaha, Nebraska 68138

District 3	District 4
Chet Rawson, D.V.M.	G.W. Buckaloo, D.V.M.
Alta Genetics Inc.	Crysler Animal Hospital
West 1951 Co. Rd. K	12440 East 40 Highway
Markesan, WI 53946	Independence, Missouri 64055

District 5	District 6
Tom Latta, D.V.M.	Lionel L. Reilly, D.V.M.
Hansford County Veterinary Hospital	President and CEO
County Road 1, Box 432	Professional Veterinary Products, Ltd.
Spearman, Texas 79081	10077 South 134th Street
Omaha, Nebraska 68138

District 7	District 8
Dr. Amy Hinton	William Swartz, D.V.M.
Companion Animal Veterinary Services	Clocktower Animal Hospital
4035 McClay’s Mill Rd.	106 Jefferson Run Road
Shippensburg, PA 17257	Great Falls, Virginia 22066

     In the event the Proxy appointed above is unable to attend the 2004 Annual Meeting or is otherwise unable to act as Proxy, the undersigned hereby appoints Dr. Lionel Reilly, President of Professional Veterinary Products, Ltd., as Proxy to act on his or her behalf. This Proxy is revocable and the undersigned may revoke it at any time prior to the beginning of the Annual Meeting by giving either personal or written notice of such revocation to Dr. Lionel Reilly, President of Professional Veterinary Products, Ltd., at the Company’s offices at 10077 South 134th Street, Omaha, Nebraska 68138, or to the person designated as the Corporate Secretary at the commencement of the Annual Meeting.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH DIRECTOR NOMINEE, FOR THE AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION — NON-DIRECTOR PROVISIONS, AND FOR THE AMENDMENT AND RESTATEMENT OF ARTICLE VII (DIRECTORS). NOTE: THE PROXIES OF THE UNDERSIGNED MAY VOTE ACCORDING TO THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY BE BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

Please sign exactly as name appears hereon. When signing as attorney, personal representative, trustee, or guardian, please give full title. All joint owners and trustees should sign. If the signer is a corporation or other entity, please sign in full the corporation or other entity name, by duly authorized officer/representative.

Dated this       day of              , 2004

Name – Signature

PVPL Account Number:

Name of Individual or Clinic (Please Print)

☒ Please mark vote as in this example.

PROPOSAL 1: Election of Directors

     ☐ FOR all of the Class II Director Nominees listed below (except as indicated) to serve a three year term:

Steven E. Wright, D.V.M., District 1
Scott A. Shuey, D.V.M., District 2
Buddy D. Ray, D.V.M., District 6

     ☐ WITHHOLD AUTHORITY to vote for ALL nominees listed above

     ☐ WITHHOLD AUTHORITY to vote for the following individual nominees:

     YOUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH CLASS II DIRECTOR NOMINEE.

PROPOSAL 2: Amending and Restating the Articles of Incorporation — Non-Director Provisions

     ☐ FOR the proposal to amend and restate the Articles of Incorporation — Non-Director Provisions

     ☐ AGAINST the proposal to amend and restate the Articles of Incorporation — Non-Director Provisions

     ☐ ABSTAIN

YOUR BOARD RECOMMENDS A VOTE FOR THE AMENDMENT AND
RESTATEMENT OF THE ARTICLES OF INCORPORATION — NON-DIRECTOR PROVISIONS.

PROPOSAL 3: Amending and Restating Article VII of the Articles of Incorporation — Addition of Up To Two Non-Shareholder Directors

     ☐ FOR the proposal to amend and restate Article VII (Directors) of the Articles of Incorporation

     ☐ AGAINST the proposal to amend and restate Article VII (Directors) of the Articles of Incorporation

     ☐ ABSTAIN

YOUR BOARD RECOMMENDS A VOTE FOR THE AMENDMENT AND RESTATEMENT
OF ARTICLE VII (DIRECTORS) OF THE ARTICLES OF INCORPORATION — ADDITION OF UP TO TWO
NON-SHAREHOLDER DIRECTORS.

I DO ☐   DO NOT ☐   EXPECT TO ATTEND THE ANNUAL MEETING

     You may fax this proxy to PVPL. A faxed copy of your signature is legally sufficient to count your vote by proxy. If you fax it back, there is no need to mail the original. PVPL FAX # 402-331-8655

PLEASE VOTE, DATE, SIGN AND RETURN THIS PROXY BEFORE DECEMBER 3, 2004